Exhibit 10.2 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT This FIRST AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) is effective as of April 3, 2024 (the “Amendment Effective Date”) by and between VOYAGER THERAPEUTICS, INC., a Delaware corporation (“Voyager”), having its principal place of business at 75 Hayden Avenue, Lexington, MA 02421, and NEUROCRINE BIOSCIENCES, INC., a Delaware corporation (“Neurocrine”), having its principal place of business at 12780 El Camino Real, San Diego, CA 92130. Voyager and Neurocrine may each be referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS A. Voyager and Neurocrine are parties to a Collaboration and License Agreement, dated January 8, 2023 (the “Agreement”), pursuant to which the Parties are collaborating to develop gene therapy products directed to GBA1 and other genetic targets, and under which Voyager has the right to elect to co-develop and co-commercialize Products directed to GBA1 in the United States. B. The Parties have agreed to amend the Agreement, in accordance with Section 15.12 thereof, to change the trigger for Voyager’s exercise of such right and related financial terms. NOW, THEREFORE, Voyager and Neurocrine agree as follows: 1. AMENDMENT OF THE AGREEMENT The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings such terms are given in the Agreement. 1.1 Section 1.36 of the Agreement (definition of Co-Co Trigger Date) is hereby deleted in its entirety and replaced with the following: “Co-Co Trigger Date” means: (a) the date on which Voyager receives topline data from the first Clinical Trial in Parkinson’s disease of a Product that is the subject of the GBA1 Program; or (b) in the event that the JSC decides to focus on a different indication other than Parkinson’s disease for Development under the GBA1 Program prior to Voyager’s receipt of such topline data in Parkinson’s disease, the later to occur of (i) the date on which Voyager receives topline data from the first Clinical Trial of a Product that is the subject of the GBA1 Program or (ii) the date on which the JSC decides definitively not to pursue Parkinson’s disease as an indication for Development under the GBA1 Program. 1.2 Section 4.1.1 of the Agreement is hereby deleted in its entirety and is replaced with the following: 4.1.1 Voyager’s Opt-In Right. Voyager shall have the right to elect to co-Develop and co-Commercialize Products that are the subject of the GBA1 Program in the United States (the “Co-Co Option”) by providing Neurocrine with written notice of such election within [**] following the Co-Co Trigger Date. Upon such exercise, DocuSign Envelope ID: 86B04D58-D0B4-45F3-A047-FD40A4CAB790 2 the Parties shall negotiate in good faith and enter into an agreement, which shall be based on terms and conditions substantially the same as those set forth in this Section 4.1 and otherwise consistent with this Agreement (each such agreement, a “Co-Co Agreement”), pursuant to which the Parties will jointly Develop and Commercialize and share equally in the Development Costs, Commercialization costs and profit or loss resulting from the Development and Commercialization of such Products in the United States (the “Co-Co Territory”). If Voyager exercises the Co-Co Option, (a) each Product in the GBA1 Program shall be designated a “Co-Co Product” hereunder and the GBA1 Program shall be designated the “Co-Co Program” hereunder, (b) the Parties will share equally in United States Development Costs incurred thereafter, and (c) Voyager will reimburse Neurocrine, as described in Sections 4.1.2(d), 4.1.3 and 7.3, for fifty percent (50%) of all Development Costs incurred by Neurocrine in connection with the Development of Products in the GBA1 Program prior to Voyager’s exercise of the Co- Co Option (the “Reimbursable Costs”); provided that following the first Change of Control of Voyager, Voyager will be obligated to pay interest on the Reimbursable Costs equal to [**]% per annum (paid by the same mechanism as the Reimbursable Costs) unless Voyager pays all of the Reimbursable Costs, without interest, within [**] after the later of (i) Voyager’s exercise of the Co-Co Option and (ii) effectiveness of such Change of Control. If Voyager does not exercise the Co-Co Option within [**] after the Co-Co Trigger Date, or if Voyager provides written notice to Neurocrine at any time prior to the Co-Co Trigger Date that it waives its right to exercise its Co-Co Option, then any accrued milestone payments would become payable by Neurocrine in accordance with Section 8.2(b) within [**]. 1.3 Section 8.2(b) of the Agreement is hereby deleted in its entirety and replaced with the following: (b) If the Development Milestone described in Section 8.2.1(c) or any subsequent Development Milestone described in Section 8.2.1 is achieved prior to the date that is [**] after the Co-Co Trigger Date, then notwithstanding anything herein to the contrary, the corresponding Milestone Payment will not be due unless and until (i) the Co-Co Trigger Date occurs and Voyager does not exercise its Co-Co Option or (ii) Voyager waives its right to exercise the Co-Co Option as set forth in Section 4.1.1 (the date on which the foregoing (i) or (ii) occurs, the “Co-Co Expiration Date”). In such event, any unpaid Milestone Payment(s) for any Milestone Event(s) achieved prior to the Co-Co Expiration Date will be due within [**] after the Co-Co Expiration Date. If Voyager exercises its Co-Co Option, then notwithstanding anything herein to the contrary, Voyager shall be entitled to receive Milestone Payments only with respect to any Milestone Event that relates to the Territory outside the Co-Co Territory for so long as the GBA1 Program remains a Co-Co Program, as further provided below. If the Co- Co Agreement is terminated and the GBA1 Program is no longer a Co-Co Program, then the tables in Section 8.2.1 (for Development Milestones) and Section 8.2.3 (for Commercial Milestones) shall thereafter apply, but only with respect to Milestone Events achieved after termination of the Co-Co Agreement. 1.4 Section 8.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following: DocuSign Envelope ID: 86B04D58-D0B4-45F3-A047-FD40A4CAB790 (c) Subject to Section 8.2(b) above, and except as expressly set forth below, each Milestone Payment shall be deemed earned as of the achievement of the corresponding Milestone Event. 1.5 The following is hereby added to the end of the first paragraph under the tables in Section 8.2.1 of the Agreement: If Voyager does not exercise its Co-Co Option or waives its right to the Co-Co Option and thereafter any two (2) Products in the GBA1 Program achieves a Milestone Event as set forth in any of Sections 8.2.1(c)-(i) above for [**] as a first Indication, then notwithstanding anything herein to the contrary, such Milestone Event (and any prior Milestone Event not previously paid as further described in the following paragraph) shall be payable as a second Indication and the next Indication for such Product to achieve such Milestone Event shall be payable as a first Indication. 1.6 Section 15.8 is hereby amended to update Voyager’s address in two places to 75 Hayden Avenue, Lexington, MA 02421. 1.7 The Parties agree (a) to equally share Development Costs incurred by [**], and (b) that [**]. The Parties will also equally share the Out-of-Pocket Costs incurred by [**]. The Parties agree that if Development Costs incurred by the Parties in connection with [**] were to increase by more than [**], the Parties will seek approval of the JSC for such additional Development Costs. 2. MISCELLANEOUS 2.1 Full Force and Effect. This Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect. 2.2 Entire Agreement. The Agreement and this Amendment constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and any and all prior agreements with respect to the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect. 2.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which together will constitute one instrument. {Signature Page Follows} 3 DocuSign Envelope ID: 86B04D58-D0B4-45F3-A047-FD40A4CAB790 IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date. VOYAGER THERAPEUTICS, INC. By: /s/ Alfred Sandrock NEUROCRINE BIOSCIENCES, INC. By: /s/ Kyle Gano Name: Title: Alfred Sandrock Chief Executive Officer Name: Kyle Gano Title: Chief Business Development Officer